Exhibit 99.1

Media Contact	Investor Contact
Sarah Barr, 203-578-2287	Terry Mangan, 203-578-2318
sbarr@websterbank.com	tmangan@websterbank.com

WEBSTER REPORTS 2016 FOURTH QUARTER EARNINGS

WATERBURY, Conn., January 19, 2017 - Webster Financial Corporation (NYSE: WBS), the holding company for Webster Bank, N.A., today announced earnings applicable to common shareholders of $55.5 million, or $0.60 per diluted share, for the quarter ended December 31, 2016 compared to $49.6 million, or $0.54 per diluted share, for the quarter ended December 31, 2015.

For the full year 2016, net income available to common shareholders was $198.4 million, or $2.16 per diluted share, compared to $195.4 million, or $2.14 per diluted share, for the full year 2015.

“I am pleased to report that Webster finished its best year ever with a strong fourth quarter. Record quarterly loan originations of $1.8 billion coupled with a modest increase in the net interest margin contributed to Webster’s 29th consecutive quarter of year-over-year revenue growth and our 18th consecutive quarter of double-digit year-over-year commercial loan growth,” said James C. Smith, chairman and chief executive officer. “Credit quality remains strong with net charge-offs on loans at their lowest level in nearly a decade. Our solid results showcase our sustained progress in executing sound growth strategies that maximize value for our customers and shareholders.”
Highlights for the fourth quarter of 2016 compared to the fourth quarter of 2015:

•
Revenue of $255.9 million, an increase of 9.8 percent, including record levels of net interest income of $185.3 million and non-interest income of $70.6 million, which includes a one-time gain on the sale of an asset.

•	Loan growth of $1.4 billion, or 8.6 percent, with growth of $1.2 billion in commercial and commercial real estate loans.

•	Deposit growth of $1.4 billion, or 7.5 percent, with growth of $1.0 billion in transactional and health savings account deposits.

•	Net charge-off ratio of 0.15 percent.

•	Annualized return on average tangible common shareholders’ equity (non-GAAP) of 12.31 percent.
“Our focus remains the same,” said Glenn MacInnes, executive vice president and chief financial officer. “We continue to have a disciplined approach in investing in our business to achieve consistent long-term growth and increase shareholder value.”

Quarterly net interest income compared to the fourth quarter of 2015:

•	Net interest income was $185.3 million compared to $173.3 million.

•	Net interest margin was 3.11 percent compared to 3.08 percent. The yield on interest-earning assets increased by 3 basis points, while the cost of funds remained flat.

•	Average interest-earning assets totaled $24.1 billion and grew by $1.4 billion, or 6.3 percent.

•	Average loans totaled $16.8 billion and grew by $1.3 billion, or 8.4 percent.
Quarterly provision for loan losses:

•	The Company recorded a provision for loan losses of $12.5 million compared to $14.3 million in the prior quarter and $13.8 million a year ago.

•
Net charge-offs were $6.1 million compared to $6.8 million in the prior quarter and $11.8 million a year ago. The ratio of net charge-offs to average loans on an annualized basis was 0.15 percent compared to 0.16 percent in the prior quarter and 0.31 percent a year ago.

•
The allowance for loan losses represented 1.14 percent of total loans compared to 1.13 percent at September 30, 2016 and 1.12 percent at December 31, 2015. The allowance for loan losses represented 145 percent of nonperforming loans compared to 147 percent at September 30, 2016 and 125 percent at December 31, 2015.

Quarterly non-interest income compared to the fourth quarter of 2015:

•
Total non-interest income was $70.6 million compared to $59.7 million, an increase of $10.9 million. The increase reflects income from a one-time gain on the sale of an asset of $7.3 million and increases of $1.5 million in deposit service fees and $1.2 million in loan fees.

Quarterly non-interest expense compared to the fourth quarter of 2015:

•
Total non-interest expense was $161.9 million compared to $143.8 million, an increase of $18.1 million. The increase reflects added expenses of $4.8 million related to the Boston expansion, $3.2 million related to direct expense growth at HSA Bank, $2.3 million in occupancy expense, $1.6 million in marketing expense, and $1.4 million in technology and equipment. The remaining increase reflects compensation expense primarily related to variable deferred compensation driven by Webster’s higher share price.

Quarterly income taxes compared to the fourth quarter of 2015:

•
Income tax expense was $23.8 million compared to $23.6 million, and the effective tax rate was 29.3 percent compared to 31.3 percent. A portion of the one-time gain noted above is treated as capital for tax purposes which allowed the Company to recognize as a benefit in the quarter a reduction in the valuation allowance on its deferred tax assets applicable to capital losses.

•	Excluding the tax effects associated with the one-time asset gain noted above, the effective tax rate would have been 32.2 percent in the quarter.
Investment securities:

•
Total investment securities were $7.2 billion compared to $7.1 billion at September 30, 2016 and $6.9 billion at December 31, 2015. The carrying value of the available-for-sale portfolio included $24.7 million of net unrealized losses compared to $21.4 million of net unrealized gains at September 30, 2016 and $10.3 million of net unrealized losses at December 31, 2015, while the carrying value of the held-to-maturity portfolio does not reflect $35.5 million of net unrealized losses compared to $87.6 million of net unrealized gains at September 30, 2016 and $38.5 million of net unrealized gains at December 31, 2015.

Loans:

•
Total loans were $17.0 billion compared to $16.6 billion at September 30, 2016 and $15.7 billion at December 31, 2015. Compared to September 30, 2016, commercial, commercial real estate, and residential mortgage loans increased by $175.1 million, $230.3 million, and $20.6 million, respectively, while consumer loans decreased by $22.8 million.

•
Compared to a year ago, commercial, commercial real estate, and residential mortgage loans increased by $660.0 million, $519.2 million, and $193.7 million, respectively, while consumer loans decreased by $18.1 million.

•
Loan originations for portfolio were $1.686 billion compared to $1.204 billion in the prior quarter and $1.534 billion a year ago. In addition, $132 million of residential loans were originated for sale in the quarter compared to $138 million in the prior quarter and $98 million a year ago.

Asset quality:

•
Total nonperforming loans were $134.0 million, or 0.79 percent of total loans, compared to $128.2 million, or 0.77 percent, at September 30, 2016 and $139.9 million, or 0.89 percent, at December 31, 2015. Total paying nonperforming loans were $38.4 million compared to $34.5 million at September 30, 2016 and $48.7 million at December 31, 2015.

•
Past due loans were $42.0 million compared to $39.2 million at September 30, 2016 and $39.2 million at December 31, 2015. Included in past due loans are loans past due 90 days or more and still accruing, which decreased $4.7 million from the prior quarter and $1.3 million from the prior year.

Deposits and borrowings:

•
Total deposits were $19.3 billion compared to $19.2 billion at September 30, 2016 and $18.0 billion at December 31, 2015. Core deposits to total deposits were 89.5 percent compared to 89.5 percent at September 30, 2016 and 88.4 percent at December 31, 2015. Loans to deposits were 88.2 percent compared to 86.6 percent at September 30, 2016 and 87.3 percent at December 31, 2015.

•	Total borrowings were $4.0 billion compared to $3.6 billion at September 30, 2016 and $4.0 billion at December 31, 2015.
Capital:

•
The return on average tangible common shareholders’ equity and the return on average common shareholders’ equity were 12.31 percent and 9.26 percent, respectively, compared to 11.82 percent and 8.67 percent, respectively, in the fourth quarter of 2015.

•
The tangible equity and tangible common equity ratios were 7.67 percent and 7.19 percent, respectively, compared to 7.63 percent and 7.12 percent, respectively, at December 31, 2015. The common equity tier 1 risk-based capital ratio was 10.51 percent compared to 10.70 percent at December 31, 2015.

•	Book value and tangible book value per common share were $26.17 and $19.94, respectively, compared to $24.99 and $18.69, respectively, at December 31, 2015.

***

Webster Financial Corporation is the holding company for Webster Bank, National Association. With $26.1 billion in assets, Webster provides business and consumer banking, mortgage, financial planning, trust, and investment services through 175 banking centers and 350 ATMs. Webster also provides mobile and Internet banking. Webster Bank owns the asset-based lending firm Webster Business Credit Corporation; the equipment finance firm Webster Capital Finance Corporation; and HSA Bank, a division of Webster Bank, which provides health savings account trustee and administrative services. Webster Bank is a member of the FDIC and an equal housing lender. For more information about Webster, including past press releases and the latest annual report, visit the Webster website at www.websterbank.com.
Conference Call

A conference call covering Webster’s 2016 fourth quarter earnings announcement will be held today, Thursday, January 19, 2017 at 9:00 a.m. (Eastern) and may be heard through Webster’s Investor Relations website at www.wbst.com, or in listen-only mode by calling 877-407-8289 or 201-689-8341 internationally. The call will be archived on the website and available for future retrieval.
Forward-Looking Statements

This release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Act”). Forward-looking statements can be identified by words such as “believes,” “anticipates,” “expects,” “intends,” “targeted,” “continue,” “remain,” “will,” “should,” “may,” “plans,” “estimates,” and similar references to future periods; however, such words are not the exclusive means of identifying such statements. Examples of forward-looking statements include, but are not limited to: (i) projections of revenues, expenses, income or loss, earnings or loss per share, and other financial items; (ii) statements of plans, objectives, and expectations of Webster or its management or Board of Directors; (iii) statements of future economic performance; and (iv) statements of assumptions underlying such statements. Forward-looking statements are based on Webster’s current expectations and assumptions regarding its business, the economy, and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict. Webster’s actual results may differ materially from those contemplated by the forward-looking statements, which are neither statements of historical fact nor guarantees or assurances of future performance. Factors that could cause actual results to differ from those discussed in the forward-looking statements include, but are not limited to: (1) local, regional, national, and international economic conditions and the impact they may have on us and our customers and our assessment of that impact; (2) volatility and disruption in national and international financial markets; (3) government intervention in the U.S. financial system; (4) changes in the level of nonperforming assets and charge-offs; (5) changes in estimates of future reserve requirements based upon the periodic review thereof under relevant regulatory and accounting requirements; (6) adverse conditions in the securities markets that lead to impairment in the value of securities in our investment portfolio; (7) inflation, interest rate, securities market, and monetary fluctuations; (8) the timely development and acceptance of new products and services and perceived overall value of these products and services by customers; (9) changes in consumer spending, borrowings, and savings habits; (10) technological changes and cyber-security matters; (11) the ability to increase market share and control expenses; (12) changes in the competitive environment among banks, financial holding companies, and other financial services providers; (13) the effect of changes in laws and regulations (including laws and regulations concerning taxes, banking, securities, and insurance) with which we and our subsidiaries must comply, including the Dodd-Frank Wall Street Reform and Consumer Protection Act; (14) the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies, as well as the Public Company Accounting Oversight Board, the Financial Accounting Standards Board, and other accounting standard setters; (15) the costs and effects of legal and regulatory developments including the resolution of legal proceedings or regulatory or other governmental inquiries and the results of regulatory examinations or reviews; (16) our success at managing the risks involved in the foregoing items and (17) the other factors that are described in the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q under the headings “Risk Factors” and ‘Management Discussion and Analysis of Financial Condition and Results of Operation.” Any forward-looking statement made by the Company in this release speaks only as of the date on which it is made. Factors or events that could cause the Company’s actual results to differ may emerge from time to time, and it is not possible for the Company to predict all of them. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.
Non-GAAP Financial Measures

In addition to results presented in accordance with GAAP, this press release contains certain non-GAAP financial measures. A reconciliation of net income and other performance ratios, as adjusted, is included in the accompanying selected financial highlights table.

We believe that providing certain non-GAAP financial measures provides investors with information useful in understanding our financial performance, our performance trends and financial position. We utilize these measures for internal planning and forecasting purposes. We, as well as securities analysts, investors, and other interested parties, also use these measures to compare peer company operating performance. We believe that our presentation and discussion, together with the accompanying reconciliations, provides a complete understanding of factors and trends affecting our business and allows investors to view performance in a manner similar to management. These non-GAAP measures should not be considered a substitute for GAAP basis measures and results, and we strongly encourage investors to review our consolidated financial statements in their entirety and not to rely on any single financial measure. Because non-GAAP financial measures are not standardized, it may not be possible to compare these financial measures with other companies’ non-GAAP financial measures having the same or similar names.
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WEBSTER FINANCIAL CORPORATION Selected Financial Highlights (unaudited)
	At or for the Three Months Ended
(In thousands, except per share data)	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015

Income and performance ratios:
Net income	$57,660	$51,817	$50,603	$47,047	$51,812
Earnings applicable to common shareholders	55,501	49,634	48,398	44,921	49,646
Earnings per diluted common share	0.60	0.54	0.53	0.49	0.54
Return on average assets	0.89%	0.82%	0.81%	0.76%	0.85%
Return on average tangible common shareholders' equity (non-GAAP)	12.31	11.24	11.25	10.63	11.82
Return on average common shareholders’ equity	9.26	8.36	8.31	7.80	8.67
Non-interest income as a percentage of total revenue	27.60	26.93	26.89	26.15	25.61

Asset quality:
Allowance for loan and lease losses	$194,320	$187,925	$180,428	$174,201	$174,990
Nonperforming assets	137,946	132,350	137,347	145,787	144,970
Allowance for loan and lease losses / total loans and leases	1.14%	1.13%	1.11%	1.10%	1.12%
Net charge-offs / average loans and leases (annualized)	0.15	0.16	0.19	0.41	0.31
Nonperforming loans and leases / total loans and leases	0.79	0.77	0.82	0.89	0.89
Nonperforming assets / total loans and leases plus OREO	0.81	0.80	0.84	0.92	0.92
Allowance for loan and lease losses / nonperforming loans and leases	144.98	146.57	135.75	123.79	125.05

Other ratios:
Tangible equity (non-GAAP)	7.67%	7.74%	7.75%	7.63%	7.63%
Tangible common equity (non-GAAP)	7.19	7.25	7.25	7.13	7.12
Tier 1 risk-based capital (a)	11.18	11.16	11.19	11.33	11.53
Total risk-based capital (a)	12.67	12.64	12.66	12.80	12.91
Common equity tier 1 risk-based capital (a)	10.51	10.48	10.50	10.61	10.70
Shareholders’ equity / total assets	9.70	9.80	9.86	9.77	9.80
Net interest margin	3.11	3.10	3.08	3.11	3.08
Efficiency ratio (non-GAAP)	63.13	61.43	61.47	62.00	60.30

Equity and share related:
Common equity	$2,404,302	$2,388,919	$2,354,256	$2,312,076	$2,291,250
Book value per common share	26.17	26.06	25.68	25.24	24.99
Tangible book value per common share (non-GAAP)	19.94	19.80	19.41	18.95	18.69
Common stock closing price	54.28	38.01	33.95	35.90	37.19
Dividends declared per common share	0.25	0.25	0.25	0.23	0.23

Common shares issued and outstanding	91,868	91,687	91,677	91,617	91,677
Weighted-average common shares outstanding - Basic	91,572	91,365	91,244	91,328	91,419
Weighted-average common shares outstanding - Diluted	92,099	91,857	91,745	91,809	91,956

(a) Presented as projected for December 31, 2016 and actual for the remaining periods.

WEBSTER FINANCIAL CORPORATION Consolidated Balance Sheets (unaudited)
(In thousands)	December 31, 2016	September 30, 2016	December 31, 2015 (a) (b)
Assets:
Cash and due from banks	$190,663	$199,989	$199,693
Interest-bearing deposits	29,461	21,938	155,907
Securities:
Available for sale	2,991,091	3,040,111	2,984,631
Held to maturity	4,160,658	4,022,332	3,923,052
Total securities	7,151,749	7,062,443	6,907,683
Loans held for sale	67,577	66,578	37,091
Loans and Leases:
Commercial	5,576,560	5,401,498	4,916,525
Commercial real estate	4,510,846	4,280,513	3,991,649
Residential mortgages	4,254,682	4,234,047	4,061,001
Consumer	2,684,500	2,707,343	2,702,560
Total loans and leases	17,026,588	16,623,401	15,671,735
Allowance for loan and lease losses	(194,320)	(187,925)	(174,990)
Loans and leases, net	16,832,268	16,435,476	15,496,745
Federal Home Loan Bank and Federal Reserve Bank stock	194,646	185,104	188,347
Premises and equipment, net	137,413	137,067	129,426
Goodwill and other intangible assets, net	572,047	573,129	577,699
Cash surrender value of life insurance policies	517,852	514,153	503,093
Deferred tax asset, net	84,391	73,228	101,578
Accrued interest receivable and other assets	286,597	364,512	343,856
Total Assets	$26,064,664	$25,633,617	$24,641,118

Liabilities and Shareholders' Equity:
Deposits:
Demand	$4,021,061	$3,993,750	$3,713,063
Interest-bearing checking	2,528,274	2,429,222	2,369,971
Health savings accounts	4,362,503	4,187,823	3,802,313
Money market	2,047,121	2,342,236	1,933,460
Savings	4,320,090	4,226,934	4,047,817
Certificates of deposit	1,724,906	1,721,056	1,762,847
Brokered certificates of deposit	299,902	299,887	323,307
Total deposits	19,303,857	19,200,908	17,952,778
Securities sold under agreements to repurchase and other borrowings	949,526	800,705	1,151,400
Federal Home Loan Bank advances	2,842,908	2,587,983	2,664,139
Long-term debt	225,514	225,450	225,260
Accrued expenses and other liabilities	215,847	306,942	233,581
Total liabilities	23,537,652	23,121,988	22,227,158
Preferred stock	122,710	122,710	122,710
Common shareholders' equity	2,404,302	2,388,919	2,291,250
Total shareholders’ equity	2,527,012	2,511,629	2,413,960
Total Liabilities and Shareholders' Equity	$26,064,664	$25,633,617	$24,641,118

(a) A policy election was made effective in the first quarter 2016 to account for loans originated for sale under the fair value option of ASU 820. The loans held for sale balance does not reflect this policy at December 31, 2015.

(b) Certain previously reported information has been modified to reflect immaterial corrections to HSA Bank results.

WEBSTER FINANCIAL CORPORATION Consolidated Statements of Income (unaudited)
	Three Months Ended December 31,		Twelve Months Ended December 31,
(In thousands, except per share data)	2016	2015	2016	2015 (a)
Interest income:
Interest and fees on loans and leases	$161,978	$145,504	$621,028	$552,441
Interest and dividends on securities	49,011	52,365	199,436	206,009
Loans held for sale	443	291	1,449	1,590
Total interest income	211,432	198,160	821,913	760,040
Interest expense:
Deposits	12,591	11,476	49,858	46,031
Borrowings	13,582	13,344	53,542	49,384
Total interest expense	26,173	24,820	103,400	95,415
Net interest income	185,259	173,340	718,513	664,625
Provision for loan and lease losses	12,500	13,800	56,350	49,300
Net interest income after provision for loan and lease losses	172,759	159,540	662,163	615,325
Non-interest income:
Deposit service fees	35,132	33,675	140,685	135,057
Loan and lease related fees	7,065	5,881	30,113	25,594
Wealth and investment services	6,970	8,052	28,962	32,486
Mortgage banking activities	2,253	2,276	11,103	7,795
Increase in cash surrender value of life insurance policies	3,699	3,383	14,759	13,020
Gain on investment securities, net	—	80	414	609
Other income	15,498	6,360	38,591	23,326
	70,617	59,707	264,627	237,887
Impairment loss on securities recognized in earnings	—	(28)	(149)	(110)
Total non-interest income	70,617	59,679	264,478	237,777
Non-interest expense:
Compensation and benefits	88,038	79,232	331,726	297,517
Occupancy	16,195	11,573	60,294	48,836
Technology and equipment	20,815	19,834	79,882	80,813
Marketing	5,488	3,533	19,703	16,053
Professional and outside services	3,441	2,932	14,801	11,156
Intangible assets amortization	1,082	1,588	5,652	6,340
Loan workout expenses	378	775	3,006	3,173
Deposit insurance	6,410	6,242	26,006	24,042
Other expenses	20,024	18,071	82,121	67,411
Total non-interest expense	161,871	143,780	623,191	555,341
Income before income taxes	81,505	75,439	303,450	297,761
Income tax expense	23,845	23,627	96,323	93,032
Net income	57,660	51,812	207,127	204,729
Preferred stock dividends and other	(2,159)	(2,166)	(8,704)	(9,368)
Earnings applicable to common shareholders	$55,501	$49,646	$198,423	$195,361

Weighted-average common shares outstanding - Diluted	92,099	91,956	91,856	91,533

Earnings per common share:
Basic	$0.61	$0.54	$2.17	$2.16
Diluted	0.60	0.54	2.16	2.14

(a) Certain previously reported information has been modified to reflect immaterial corrections to HSA Bank results.

WEBSTER FINANCIAL CORPORATION Five Quarter Consolidated Statements of Income (unaudited)
	Three Months Ended
(In thousands, except per share data)	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015
Interest income:
Interest and fees on loans and leases	$161,978	$157,071	$152,171	$149,808	$145,504
Interest and dividends on securities	49,011	48,204	49,967	52,254	52,365
Loans held for sale	443	440	293	273	291
Total interest income	211,432	205,715	202,431	202,335	198,160
Interest expense:
Deposits	12,591	12,594	12,374	12,299	11,476
Borrowings	13,582	12,924	13,152	13,884	13,344
Total interest expense	26,173	25,518	25,526	26,183	24,820
Net interest income	185,259	180,197	176,905	176,152	173,340
Provision for loan and lease losses	12,500	14,250	14,000	15,600	13,800
Net interest income after provision for loan and lease losses	172,759	165,947	162,905	160,552	159,540
Non-interest income:
Deposit service fees	35,132	35,734	34,894	34,925	33,675
Loan and lease related fees	7,065	10,299	7,074	5,675	5,881
Wealth and investment services	6,970	7,593	7,204	7,195	8,052
Mortgage banking activities	2,253	3,276	2,945	2,629	2,276
Increase in cash surrender value of life insurance policies	3,699	3,743	3,664	3,653	3,383
Gain on investment securities, net	—	—	94	320	80
Other income	15,498	5,767	9,200	8,126	6,360
	70,617	66,412	65,075	62,523	59,707
Impairment loss on securities recognized in earnings	—	—	—	(149)	(28)
Total non-interest income	70,617	66,412	65,075	62,374	59,679
Non-interest expense:
Compensation and benefits	88,038	83,148	80,231	80,309	79,232
Occupancy	16,195	15,004	14,842	14,253	11,573
Technology and equipment	20,815	19,753	19,376	19,938	19,834
Marketing	5,488	4,622	4,669	4,924	3,533
Professional and outside services	3,441	4,795	3,754	2,811	2,932
Intangible assets amortization	1,082	1,493	1,523	1,554	1,588
Loan workout expenses	378	1,133	530	965	775
Deposit insurance	6,410	6,177	6,633	6,786	6,242
Other expenses	20,024	19,972	21,220	20,905	18,071
Total non-interest expense	161,871	156,097	152,778	152,445	143,780
Income before income taxes	81,505	76,262	75,202	70,481	75,439
Income tax expense	23,845	24,445	24,599	23,434	23,627
Net income	57,660	51,817	50,603	47,047	51,812
Preferred stock dividends and other	(2,159)	(2,183)	(2,205)	(2,126)	(2,166)
Earnings applicable to common shareholders	$55,501	$49,634	$48,398	$44,921	$49,646

Weighted-average common shares outstanding - Diluted	92,099	91,857	91,745	91,809	91,956

Earnings per common share:
Basic	$0.61	$0.54	$0.53	$0.49	$0.54
Diluted	0.60	0.54	0.53	0.49	0.54

WEBSTER FINANCIAL CORPORATION Consolidated Average Balances, Interest, Yields and Rates, and Net Interest Margin on a Fully Tax-equivalent Basis (unaudited)
	Three Months Ended December 31,
		2016			2015
(Dollars in thousands)	Average balance	Interest	Yield/rate	Average balance	Interest	Yield/rate
Assets:
Interest-earning assets:
Loans and leases	$16,755,408	$162,901	3.84%	$15,452,576	$146,091	3.73%
Securities (a)	7,058,135	50,187	2.85	6,930,635	52,591	3.04
Federal Home Loan and Federal Reserve Bank stock	189,338	1,724	3.62	186,367	1,862	3.96
Interest-bearing deposits	57,912	79	0.53	87,019	63	0.28
Loans held for sale	55,938	443	3.16	33,021	291	3.53
Total interest-earning assets	24,116,731	$215,334	3.54%	22,689,618	$200,898	3.51%
Non-interest-earning assets (b)	1,708,317			1,674,978
Total Assets	$25,825,048			$24,364,596

Liabilities and Shareholders' Equity:
Interest-bearing liabilities:
Demand deposits	$4,005,076	$—	—%	$3,693,704	$—	—%
Savings, interest checking, and money market deposits	13,257,671	6,850	0.21	12,072,461	5,686	0.19
Certificates of deposit	2,026,121	5,741	1.13	2,066,989	5,790	1.11
Total deposits	19,288,868	12,591	0.26	17,833,154	11,476	0.26

Securities sold under agreements to repurchase and other borrowings	960,960	3,529	1.44	1,132,700	4,150	1.43
Federal Home Loan Bank advances	2,631,478	7,516	1.12	2,566,447	6,759	1.03
Long-term debt	225,478	2,537	4.50	226,337	2,435	4.30
Total borrowings	3,817,916	13,582	1.40	3,925,484	13,344	1.34
Total interest-bearing liabilities	23,106,784	$26,173	0.45%	21,758,638	$24,820	0.45%
Non-interest-bearing liabilities (b)	192,165			185,366
Total liabilities	23,298,949			21,944,004

Preferred stock	122,710			122,710
Common shareholders' equity	2,403,389			2,297,882
Total shareholders' equity (b)	2,526,099			2,420,592
Total Liabilities and Shareholders' Equity	$25,825,048			$24,364,596
Tax-equivalent net interest income		189,161			176,078
Less: tax-equivalent adjustments		(3,902)			(2,738)
Net interest income		$185,259			$173,340
Net interest margin			3.11%			3.08%

(a) For purposes of the yield computation, unrealized gains (losses) on securities available for sale are excluded from the average balance.
(b) Previously reported 2015 average balance has been modified to reflect immaterial corrections, for cash collateral related to derivatives, and to HSA Bank results.

WEBSTER FINANCIAL CORPORATION Consolidated Average Balances, Interest, Yields and Rates, and Net Interest Margin on a Fully Tax-equivalent Basis (unaudited)
	Twelve Months Ended December 31,
		2016			2015
(Dollars in thousands)	Average balance	Interest	Yield/rate	Average balance	Interest	Yield/rate
Assets:
Interest-earning assets:
Loans and leases	$16,266,101	$624,300	3.84%	$14,746,168	$554,632	3.76%
Securities (a)	6,910,649	203,467	2.95	6,846,297	207,675	3.04
Federal Home Loan and Federal Reserve Bank stock	188,854	6,039	3.20	188,631	6,479	3.43
Interest-bearing deposits	57,747	295	0.51	107,569	281	0.26
Loans held for sale	44,560	1,449	3.25	41,101	1,590	3.87
Total interest-earning assets	23,467,911	$835,550	3.56%	21,929,766	$770,657	3.52%
Non-interest-earning assets (b)	1,753,316			1,625,196
Total Assets	$25,221,227			$23,554,962

Liabilities and Shareholders' Equity:
Interest-bearing liabilities:
Demand deposits	$3,853,700	$—	—%	$3,564,751	$—	—%
Savings, interest checking, and money market deposits	13,072,577	27,331	0.21	11,846,049	21,472	0.18
Certificates of deposit	2,027,029	22,527	1.11	2,138,778	24,559	1.15
Total deposits	18,953,306	49,858	0.26	17,549,578	46,031	0.26

Securities sold under agreements to repurchase and other borrowings	947,858	14,528	1.53	1,144,963	16,861	1.47
Federal Home Loan Bank advances	2,413,309	29,033	1.20	2,084,496	22,858	1.10
Long-term debt	225,607	9,981	4.42	226,292	9,665	4.27
Total borrowings	3,586,774	53,542	1.49	3,455,751	49,384	1.43
Total interest-bearing liabilities	22,540,080	$103,400	0.46%	21,005,329	$95,415	0.45%
Non-interest-bearing liabilities (b)	199,730			162,347
Total liabilities	22,739,810			21,167,676

Preferred stock	122,710			134,682
Common shareholders' equity	2,358,707			2,252,604
Total shareholders' equity (b)	2,481,417			2,387,286
Total Liabilities and Shareholders' Equity	$25,221,227			$23,554,962
Tax-equivalent net interest income		732,150			675,242
Less: tax-equivalent adjustments		(13,637)			(10,617)
Net interest income		$718,513			$664,625
Net interest margin			3.12%			3.08%

(a) For purposes of the yield computation, unrealized gains (losses) on securities available for sale are excluded from the average balance.
(b) Previously reported 2015 average balance has been modified to reflect immaterial corrections, for cash collateral related to derivatives, and to HSA Bank results.

WEBSTER FINANCIAL CORPORATION Five Quarter Loan and Lease Balances (unaudited)
(Dollars in thousands)	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015
Loan and Lease Balances (actuals):
Continuing Portfolio:
Commercial non-mortgage	$4,135,625	$3,976,931	$3,798,436	$3,607,176	$3,562,784
Equipment financing	635,629	621,696	618,343	596,572	600,526
Asset-based lending	805,306	802,871	779,046	771,584	753,215
Commercial real estate	4,510,846	4,280,513	4,191,087	4,046,911	3,991,649
Residential mortgages	4,254,682	4,234,047	4,156,665	4,109,243	4,061,001
Consumer	2,619,525	2,637,773	2,655,504	2,649,644	2,622,998
Total continuing portfolio	16,961,613	16,553,831	16,199,081	15,781,130	15,592,173
Allowance for loan and lease losses	(189,238)	(182,472)	(174,693)	(167,769)	(167,626)
Total continuing portfolio, net	16,772,375	16,371,359	16,024,388	15,613,361	15,424,547
Liquidating Portfolio:
Consumer	64,975	69,570	72,948	77,225	79,562
Allowance for loan and lease losses	(5,082)	(5,453)	(5,735)	(6,432)	(7,364)
Total liquidating portfolio, net	59,893	64,117	67,213	70,793	72,198
Total Loan and Lease Balances (actuals)	17,026,588	16,623,401	16,272,029	15,858,355	15,671,735
Allowance for loan and lease losses	(194,320)	(187,925)	(180,428)	(174,201)	(174,990)
Loans and Leases, net	$16,832,268	$16,435,476	$16,091,601	$15,684,154	$15,496,745

Loan and Lease Balances (average):
Continuing Portfolio:
Commercial non-mortgage	$4,053,728	$3,921,609	$3,726,394	$3,605,483	$3,482,862
Equipment financing	630,546	615,473	607,259	600,123	570,686
Asset-based lending	780,587	744,319	765,605	750,328	721,662
Commercial real estate	4,343,949	4,224,602	4,099,855	4,019,260	3,955,012
Residential mortgages	4,252,106	4,200,357	4,137,879	4,101,396	4,039,341
Consumer	2,626,630	2,645,944	2,667,028	2,643,792	2,601,955
Total continuing portfolio	16,687,546	16,352,304	16,004,020	15,720,382	15,371,518
Allowance for loan and lease losses	(187,483)	(180,433)	(175,100)	(173,479)	(170,724)
Total continuing portfolio, net	16,500,063	16,171,871	15,828,920	15,546,903	15,200,794
Liquidating Portfolio:
Consumer	67,862	71,338	75,328	78,515	81,058
Allowance for loan and lease losses	(5,082)	(5,453)	(5,735)	(6,432)	(7,364)
Total liquidating portfolio, net	62,780	65,885	69,593	72,083	73,694
Total Loan and Lease Balances (average)	16,755,408	16,423,642	16,079,348	15,798,897	15,452,576
Allowance for loan and lease losses	(192,565)	(185,886)	(180,835)	(179,911)	(178,088)
Loans and Leases, net	$16,562,843	$16,237,756	$15,898,513	$15,618,986	$15,274,488

WEBSTER FINANCIAL CORPORATION Five Quarter Nonperforming Assets (unaudited)
(Dollars in thousands)	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015
Nonperforming loans and leases:
Continuing Portfolio:
Commercial non-mortgage	$38,550	$27,398	$28,700	$32,517	$27,086
Equipment financing	225	202	480	868	706
Asset-based lending	—	—	—	—	—
Commercial real estate	10,521	14,379	13,923	15,381	20,211
Residential mortgages	47,201	49,117	52,437	53,700	54,101
Consumer	34,655	34,294	34,016	34,581	33,972
Nonperforming loans and leases - continuing portfolio	131,152	125,390	129,556	137,047	136,076
Liquidating Portfolio:
Consumer	2,883	2,828	3,356	3,675	3,865
Total nonperforming loans and leases	$134,035	$128,218	$132,912	$140,722	$139,941

Other real estate owned and repossessed assets:
Continuing Portfolio:
Commercial	$—	$308	$—	$—	$—
Repossessed equipment	—	70	220	342	—
Residential	2,625	2,987	3,395	3,329	3,788
Consumer	1,286	767	820	1,394	1,241
Total other real estate owned and repossessed assets	$3,911	$4,132	$4,435	$5,065	$5,029
Total nonperforming assets	$137,946	$132,350	$137,347	$145,787	$144,970

WEBSTER FINANCIAL CORPORATION Five Quarter Past Due Loans and Leases (unaudited)
(Dollars in thousands)	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015
Past due 30-89 days:
Continuing Portfolio:
Commercial non-mortgage	$1,949	$2,522	$2,050	$7,265	$4,052
Equipment financing	1,596	3,477	404	594	602
Asset-based lending	—	—	—	—	—
Commercial real estate	8,173	1,229	3,017	20,730	2,250
Residential mortgages	11,202	11,081	9,632	10,456	15,032
Consumer	17,199	14,034	12,541	12,414	14,225
Past due 30-89 days - continuing portfolio	40,119	32,343	27,644	51,459	36,161
Liquidating Portfolio:
Consumer	1,094	1,415	1,304	819	1,036
Total past due 30-89 days	41,213	33,758	28,948	52,278	37,197
Past due 90 days or more and accruing	749	5,459	5,738	3,391	2,051
Total past due loans and leases	$41,962	$39,217	$34,686	$55,669	$39,248

WEBSTER FINANCIAL CORPORATION Five Quarter Changes in the Allowance for Loan and Lease Losses (unaudited)
	For the Three Months Ended
(Dollars in thousands)	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015
Beginning balance	$187,925	$180,428	$174,201	$174,990	$172,992
Provision	12,500	14,250	14,000	15,600	13,800
Charge-offs continuing portfolio:
Commercial non-mortgage	1,067	2,561	3,525	11,208	6,522
Equipment financing	44	300	70	151	244
Asset-based lending	—	—	—	—	—
Commercial real estate	161	—	995	1,526	1,988
Residential mortgages	1,099	1,304	638	1,594	1,504
Consumer	6,103	5,172	4,193	4,101	4,379
Charge-offs continuing portfolio	8,474	9,337	9,421	18,580	14,637
Charge-offs liquidating portfolio:
NCLC	—	—	—	—	—
Consumer	330	87	363	320	320
Charge-offs liquidating portfolio	330	87	363	320	320
Total charge-offs	8,804	9,424	9,784	18,900	14,957
Recoveries continuing portfolio:
Commercial non-mortgage	439	370	315	455	441
Equipment financing	95	240	156	45	1,083
Asset-based lending	44	—	1	2	38
Commercial real estate	151	194	212	74	325
Residential mortgages	323	534	133	720	115
Consumer	1,063	963	845	905	948
Recoveries continuing portfolio	2,115	2,301	1,662	2,201	2,950
Recoveries liquidating portfolio:
NCLC	25	20	—	1	1
Consumer	559	350	349	309	204
Recoveries liquidating portfolio	584	370	349	310	205
Total recoveries	2,699	2,671	2,011	2,511	3,155
Total net charge-offs	6,105	6,753	7,773	16,389	11,802
Ending balance	$194,320	$187,925	$180,428	$174,201	$174,990

WEBSTER FINANCIAL CORPORATION
Reconciliations to GAAP Financial Measures ____ ___
The Company evaluates its business based on certain ratios that utilize tangible equity, a non-GAAP financial measure. Return on average tangible common shareholders' equity measures the Company’s net income available to common shareholders, adjusted for the tax-affected amortization of intangible assets, as a percentage of average shareholders’ equity less average preferred stock and average goodwill and intangible assets. The tangible equity ratio represents shareholders’ equity less goodwill and intangible assets divided by total assets less goodwill and intangible assets. The tangible common equity ratio represents shareholders’ equity less preferred stock and goodwill and intangible assets divided by total assets less goodwill and intangible assets. Tangible book value per common share represents shareholders’ equity less preferred stock and goodwill and intangible assets divided by common shares outstanding at the end of the period.
The efficiency ratio, which measures the costs expended to generate a dollar of revenue, is calculated excluding foreclosed property expense, amortization of intangibles, gain or loss on securities, and other non-recurring items. Core deposits express total deposits less time deposits. Accordingly, these are also non-GAAP financial measures.
The Company believes the use of these non-GAAP financial measures provides additional clarity in assessing the results of the Company. Other companies may define or calculate supplemental financial data differently. See the tables below for reconciliations of these non-GAAP financial measures with financial measures defined by GAAP.

	At or for the Three Months Ended
(In thousands, except per share data)	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015
Return on average tangible common shareholders' equity:
Net income (GAAP)	$57,660	$51,817	$50,603	$47,047	$51,812
Less: Preferred stock dividends (GAAP)	2,024	2,024	2,024	2,024	2,024
Add: Intangible assets amortization, tax-affected at 35% (GAAP)	703	970	990	1,010	1,032
Income adjusted for preferred stock dividends and intangible assets amortization (non-GAAP)	$56,339	$50,763	$49,569	$46,033	$50,820
Income adjusted for preferred stock dividends and intangible assets amortization, annualized basis (non-GAAP)	$225,356	$203,052	$198,276	$184,132	$203,280
Average shareholders' equity (non-GAAP)	$2,526,099	$2,503,960	$2,460,763	$2,432,554	$2,420,592
Less: Average preferred stock (non-GAAP)	122,710	122,710	122,710	122,710	122,710
Average goodwill and other intangible assets (non-GAAP)	572,682	573,978	575,483	577,029	578,598
Average tangible common shareholders' equity (non-GAAP)	$1,830,707	$1,807,272	$1,762,570	$1,732,815	$1,719,284
Return on average tangible common shareholders' equity (non-GAAP)	12.31%	11.24%	11.25%	10.63%	11.82%

Efficiency ratio:
Non-interest expense (GAAP)	$161,871	$156,097	$152,778	$152,445	$143,780
Less: Foreclosed property activity (GAAP)	(90)	45	(123)	(158)	1
Intangible assets amortization (GAAP)	1,082	1,493	1,523	1,554	1,588
Other expenses (non-GAAP)	1,243	793	260	1,217	(108)
Non-interest expense (non-GAAP)	$159,636	$153,766	$151,118	$149,832	$142,299
Net interest income (GAAP)	$185,259	$180,197	$176,905	$176,152	$173,340
Add: Tax-equivalent adjustment (non-GAAP)	3,902	3,478	3,282	2,975	2,738
Non-interest income (GAAP)	70,617	66,412	65,075	62,374	59,679
Less: Gain on investment securities, net (GAAP)	—	—	94	320	80
Other (non-GAAP)	(408)	(236)	(655)	(481)	(303)
One-time gain on the sale of an asset (GAAP)	(7,331)	—	—	—	—
Income (non-GAAP)	$252,855	$250,323	$245,823	$241,662	$235,980
Efficiency ratio (non-GAAP)	63.13%	61.43%	61.47%	62.00%	60.30%

WEBSTER FINANCIAL CORPORATION
Reconciliations to GAAP Financial Measures (continued) ___ ___

	At or for the Three Months Ended
(In thousands, except per share data)	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015
Tangible equity:
Shareholders' equity (GAAP)	$2,527,012	$2,511,629	$2,476,966	$2,434,786	$2,413,960
Less: Goodwill and other intangible assets (GAAP)	572,047	573,129	574,622	576,145	577,699
Tangible shareholders' equity (non-GAAP)	$1,954,965	$1,938,500	$1,902,344	$1,858,641	$1,836,261
Total assets (GAAP)	$26,064,664	$25,633,617	$25,120,466	$24,932,091	$24,641,118
Less: Goodwill and other intangible assets (GAAP)	572,047	573,129	574,622	576,145	577,699
Tangible assets (non-GAAP)	$25,492,617	$25,060,488	$24,545,844	$24,355,946	$24,063,419
Tangible equity (non-GAAP)	7.67%	7.74%	7.75%	7.63%	7.63%

Tangible common equity:
Tangible shareholders' equity (non-GAAP)	$1,954,965	$1,938,500	$1,902,344	$1,858,641	$1,836,261
Less: Preferred stock (GAAP)	122,710	122,710	122,710	122,710	122,710
Tangible common shareholders' equity (non-GAAP)	$1,832,255	$1,815,790	$1,779,634	$1,735,931	$1,713,551
Tangible assets (non-GAAP)	$25,492,617	$25,060,488	$24,545,844	$24,355,946	$24,063,419
Tangible common equity (non-GAAP)	7.19%	7.25%	7.25%	7.13%	7.12%

Tangible book value per common share:
Tangible common shareholders' equity (non-GAAP)	$1,832,255	$1,815,790	$1,779,634	$1,735,931	$1,713,551
Common shares outstanding	91,868	91,687	91,677	91,617	91,677
Tangible book value per common share (non-GAAP)	$19.94	$19.80	$19.41	$18.95	$18.69

Core deposits:
Total deposits	$19,303,857	$19,200,908	$18,828,468	$18,724,523	$17,952,778
Less: Certificates of deposit	1,724,906	1,721,056	1,701,307	1,727,934	1,762,847
Brokered certificates of deposit	299,902	299,887	299,883	301,131	323,307
Core deposits (non-GAAP)	$17,279,049	$17,179,965	$16,827,278	$16,695,458	$15,866,624